PROMISSORY NOTE

$15,000,000.00	January 31, 2008

FOR VALUE RECEIVED, the undersigned, Freedom Financial Auto Receivables, LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to the order of ReMark Lending Co., a division of ReMark Capital Group, LLC, a Delaware limited partnership (“Lender”), the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or, if greater or less, the aggregate unpaid principal amount of the Outstanding Advances under the Loan and Security Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Loan and Security Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Administrator, Archon Group, L.P., 6011 Connection Drive, Irving, Texas 75039, or at such other place as from time to time may be designated by Lender or the Administrator, on behalf of Lender.

This Note (a) is issued and delivered under that certain Revolving Loan and Security Agreement dated as of January 31, 2008 by and among Borrower, Freedom Financial Group, Inc., individually and as Servicer, Archon Group, L.P., a Delaware limited partnership, as Administrator and Custodian, and Lender (as from time to time supplemented, amended or restated, the “Loan and Security Agreement”), and is a “Note” as defined therein, (b) is subject to the terms and provisions of the Loan and Security Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of the Loan and Security Agreement and certain other Transaction Documents (as identified and defined in the Loan and Security Agreement). Payments on this Note shall be made and applied as provided in the Loan and Security Agreement. Reference is hereby made to the Loan and Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Transaction Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

The principal amount of this Note, together with all interest accrued hereon, shall be due and payable as set forth in the Loan and Security Agreement and, if not due earlier in accordance with the Loan and Security Agreement, is due and payable in full on the Facility Maturity Date.

Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan and Security Agreement which more fully set out the limitations on how interest accrues hereon.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity, except as may be provided for in the Loan and Security Agreement.

Lender may assign this Note to any Person as provided in Section 9.04 of the Loan and Security Agreement.

THIS NOTE SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED UNDER THE LOAN AND SECURITY AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Borrower has executed this instrument as of the day and year first above written.

FREEDOM FINANCIAL AUTO RECEIVABLES, LLC

By: /s/ Jerry Fenstermaker
Jerry Fenstermaker, Manager